Exhibit 99.1

Shore Bancshares Reports Third Quarter and Nine-Month Results

EASTON, Md., Oct. 22, 2015 /PRNewswire/ -- Shore Bancshares, Inc. (NASDAQ - SHBI) reported net income of $1.909 million or $0.15 per diluted common share for the third quarter of 2015, compared to net income of $1.627 million or $0.13 per diluted common share for the second quarter of 2015, and net income of $1.262 million or $0.10 per diluted common share for the third quarter of 2014. The Company reported net income of $4.9 million or $0.39 per diluted common share for the first nine months of 2015, compared to net income of $3.8 million or $0.37 per diluted common share for the first nine months of 2014.

When comparing the third quarter of 2015 to the second quarter of 2015, the primary reasons for the improved results were increases in net interest income and noninterest income of $327 thousand and $117 thousand, respectively, coupled with a decrease in provision for credit losses of $130 thousand. When comparing the third quarter of 2015 to the third quarter of 2014, improved results were due to an increase in net interest income of $374 thousand, followed by decreases in both the provision for credit losses and noninterest expense of $365 thousand and $423 thousand, respectively. When comparing the first nine months of 2015 to the first nine months of 2014, improved earnings were due to an increase in net interest income of $826 thousand and a decline in the provision for credit losses of $1.1 million. Noninterest expense decreased $1.4 million, which almost entirely offset by a decline in noninterest income of $1.5 million primarily due to the sale of Tri-State General Insurance Agency, LTD ("Tri-State") late in the second quarter of 2014.

"We are pleased to report a third consecutive quarter of improved earnings as well as the first dividend paid to stockholders since 2012," said Lloyd L. "Scott" Beatty, Jr., president and chief executive officer. "Our strong core deposits have allowed us to fund healthy loan growth in 2015, providing quarterly and year to date increases in net interest income. As the loan portfolio continues to grow, we have placed a high priority on attaining new customer deposits and relationships."

Balance Sheet Review
Total assets were $1.118 billion at September 30, 2015, a $17.4 million, or 1.6%, increase when compared to $1.100 billion at the end of 2014. The increase in total assets was primarily the result of an increase in gross loans of $66.3 million or 12% annualized loan growth for the period, which was funded by decreases in cash, interest-bearing deposits with other banks, and investment securities of $6.8 million, $27.1 million, and $16.1 million, respectively.

Total deposits at September 30, 2015 increased $10.4 million, or 1.1%, when compared to December 31, 2014. The increase in total deposits was mainly due to an increase in noninterest-bearing deposits of $27.1 million, partially offset by a decline in interest-bearing demand deposits of $16.7 million. Total stockholders' equity increased $5.4 million, or 3.9%, when compared to the end of 2014. At September 30, 2015, the ratio of total equity to total assets was 13.05% and the ratio of total tangible equity to total tangible assets was 12.02%, higher than the 12.77% and 11.70%, respectively, at December 31, 2014.

Total assets at September 30, 2015 increased $21.5 million, or 2.0%, when compared to total assets at September 30, 2014. The increase in total assets was primarily due to an increase in gross loans of $72.0 million, or 10.2%. The increase was offset by decreases in cash, interest-bearing deposits with other banks, and investment securities available for sale of $9.5 million, $37.7 million, and $2.8 million, respectively, which were used to fund the loan growth. Total deposits increased $18.8 million, or 2.0%, when compared to September 30, 2014. The increase in total deposits was mainly due to an increase in non-interest bearing deposits of $30.7 million, money market and savings deposits of $20.0 million, and interest-bearing checking of $6.0 million, offset by a decrease in time deposits of $38.0 million. Total stockholders' equity increased $7.2 million, or 2.0%, when compared to September 30, 2014.

Review of Quarterly Financial Results
Net interest income was $9.0 million for the third quarter of 2015, compared to $8.7 million for the second quarter of 2015 and $8.6 million for the third quarter of 2014. The increase in net interest income when compared to the second quarter of 2015 and the third quarter of 2014 was primarily due to higher volumes on loans coupled with lower rates paid on interest-bearing deposits. The increased volume on loans offset the downward repricing on loan renewals having a negative impact on yields. These factors allowed the Company's net interest margin to remain flat at 3.43% for both the third and second quarter of 2015, and improve compared to 3.38% for the third quarter of 2014.

The provision for credit losses was $410 thousand for the three months ended September 30, 2015. The comparable amounts were $540 thousand and $775 thousand for the three months ended June 30, 2015 and September 30, 2014, respectively. The lower level of provision for credit losses when comparing the third quarter of 2015 to the second quarter of 2015 was primarily due to declines in nonaccrual loans and net charge-offs. The lower level of provision for credit losses when comparing the third quarter of 2015 to the third quarter of 2014 was primarily due to declines in net charge-offs. Net charge-offs were $229 thousand for the third quarter of 2015, $421 thousand for the second quarter of 2015 and $1.2 million for the third quarter of 2014. The ratio of annualized net charge-offs to average loans was 0.12% for the third quarter of 2015, 0.23% for the second quarter of 2015 and .70% for the third quarter of 2014. The ratio of the allowance for credit losses to period-end loans was 1.04% at September 30, 2015, lower than 1.07% at June 30, 2015 and 1.22% at September 30, 2014, which reflects loan growth and lower provisioning due to management's assessment of the improved credit quality in the loan portfolio.

At September 30, 2015, nonperforming assets were $16.0 million, a decrease of $500 thousand, or 3.1%, when compared to June 30, 2015. Additionally, accruing troubled debt restructurings ("TDRs") decreased $1.9 million, or 10.5% compared to June 30, 2015. When comparing September 30, 2015 to September 30, 2014, nonperforming assets decreased $1.5 million, or 8.5%, and accruing TDRs decreased $8.8 million, or 34.9%. The positive trend in nonperforming assets and TDRs when comparing September 30, 2015 to September 30, 2014 resulted from the Company's continued workout efforts and modest improvement in economic conditions in the Company's market area. The ratio of nonperforming assets to total assets was 1.43%, 1.53% and 1.60% at September 30, 2015, June 30, 2015 and September 30, 2014, respectively. In addition, the ratio of accruing TDRs to total assets at September 30, 2015 was 1.47%, compared to 1.69% at June 30, 2015 and 2.30% at September 30, 2014.

Total noninterest income for the third quarter of 2015 increased $117 thousand, or 3.1%, when compared to the second quarter of 2015 and decreased $89 thousand, or 2.2%, when compared to the third quarter of 2014. The increase from the second quarter of 2015 was primarily due to increases in service charges on deposit accounts and insurance agency commissions, offset by decreases in trust and fee income and in income from an insurance agency investment. The decrease from the third quarter of 2014 was due to lower insurance agency commissions and trust and investment fees. The third quarter of 2015 compared to the third quarter of 2014 experienced a significant increase of $151 thousand in service charges on deposit accounts in the 2015 period due to an initiative to raise bank fees beginning in the third quarter of 2014.

Total noninterest expense for the third quarter of 2015 increased $96 thousand, or 1.0%, when compared to the second quarter of 2015 and decreased $423 thousand, or 4.3%, when compared to the third quarter of 2014. The slight increase in noninterest expenses from the second quarter of 2015 was primarily due to higher salaries and wages due to an additional payroll day, legal and professional fees and customer related expenses, partially offset by lower FDIC insurance premiums and write-downs of other real estate owned. The decrease in noninterest expenses from the third quarter of 2015 compared to the third quarter of 2014 was primarily due to a decline in salaries and wages, lower FDIC insurance assessments and lower costs associated with customer collections and real estate expenses on other real estate owned property.

Review of Nine-Month Financial Results
Net interest income for the first nine months of 2015 was $26.2 million, an increase of 3.3% when compared to the first nine months of 2014. The increase was primarily due to significant growth of average loans of approximately $28.1 million and the decline in average interest-bearing deposits of $18.7 million. The decrease in the average yield on loans and the increase in average earning assets in the 2015 period compared to the 2014 period resulted in a slight decrease in the net interest margin from 3.46% to 3.43%.

The provisions for credit losses for the nine months ended September 30, 2015 and 2014 were $1.6 million and $2.7 million, respectively, while net charge-offs were $1.2 million and $4.8 million, respectively. The ratio of year-to-date annualized net charge-offs to average loans was 0.22% for the first nine months of 2015 and 0.91% for the first nine months of 2014.

Total noninterest income for the nine months ended September 30, 2015 decreased $1.5 million, or 11.5%, when compared to the same period in 2014, primarily due to the sale of Tri-State late in the second quarter of 2014. Tri-State attributed $2.1 million in insurance agency commissions and fees in 2014, along with a $114 thousand gain on sale. The loss of Tri-State income in the 2015 period was partially, offset by increases in retail insurance commissions of $428 thousand and service charges on deposit accounts and other loan fees of $490 thousand contributed to the net decline.

Total noninterest expense for the nine months ended September 30, 2015 decreased $1.5 million, or 4.9%, when compared to the same period in 2014. The decrease was primarily due to declines in wholesale insurance agency expenses related to Tri-State of $906 thousand, FDIC insurance premiums of $301 thousand and write-downs of other real estate owned of $378 thousand. Salaries and employee benefits also declined $242 thousand more than offset by increases in legal and professional fees of $504 thousand.

Shore Bancshares Information
Shore Bancshares, Inc. is a financial holding company headquartered in Easton, Maryland and is the largest independent bank holding company located on Maryland's Eastern Shore. It is the parent company of two Maryland chartered commercial banks, The Talbot Bank of Easton, Maryland, and CNB; one retail insurance producer firm, The Avon-Dixon Agency, LLC, with two specialty lines, Elliot Wilson Insurance (Trucking), and Jack Martin and Associates (Marine); and an insurance premium finance company, Mubell Finance, LLC. Shore Bancshares, Inc. engages in the trust services business through the trust department at CNB under the name "Wye Financial & Trust". Additional information is available at www.shorebancshares.com.

Forward-Looking Statements
The statements contained herein that are not historical facts are forward-looking statements (as defined by the Private Securities Litigation Reform Act of 1995) based on management's current expectations and beliefs concerning future developments and their potential effects on the Company. Such statements involve inherent risks and uncertainties, many of which are difficult to predict and are generally beyond the control of the Company. There can be no assurance that future developments affecting the Company will be the same as those anticipated by management. These statements are evidenced by terms such as "anticipate," "estimate," "should," "expect," "believe," "intend," and similar expressions. Although these statements reflect management's good faith beliefs and projections, they are not guarantees of future performance and they may not prove true. These projections involve risk and uncertainties that could cause actual results to differ materially from those addressed in the forward-looking statements. For a discussion of these risks and uncertainties, see the section of the periodic reports filed by Shore Bancshares, Inc. with the Securities and Exchange Commission entitled "Risk Factors".

The Company specifically disclaims any obligation to update any factors or to publicly announce the result of revisions to any of the forward-looking statements included herein to reflect future events or developments.

Shore Bancshares, Inc.						Page 5 of 12
Financial Highlights
(Dollars in thousands, except per share data)

	For the Three Months Ended				For the Nine Months Ended
	September 30,				September 30,
	2015	2014	Change		2015	2014	Change
PROFITABILITY FOR THE PERIOD
Net interest income	$ 9,010	$ 8,636	4.3%		$ 26,232	$ 25,406	3.3%
Provision for credit losses	410	775	(47.1)		1,600	2,700	(40.7)
Noninterest income	3,905	3,994	(2.2)		11,778	13,310	(11.5)
Noninterest expense	9,396	9,819	(4.3)		28,400	29,851	(4.9)
Income before income taxes	3,109	2,036	52.7		8,010	6,165	29.9
Income tax expense	1,200	774	55.0		3,065	2,340	31.0
Net income	$ 1,909	$ 1,262	51.3		$ 4,945	$ 3,825	29.3

Return on average assets	0.68%	0.46%	22	bp	0.60%	0.48%	12	bp
Return on average equity	5.23	3.61	162		4.61	4.26	35
Return on average tangible equity (1)	5.81	4.06	175		5.14	4.98	16
Net interest margin	3.43	3.38	5		3.43	3.46	(3)
Efficiency ratio - GAAP	72.66	77.60	(494)		74.61	76.97	(236)
Efficiency ratio - Non-GAAP (1)	72.39	77.33	(494)		74.34	76.76	(242)

PER SHARE DATA
Basic net income per common share	$ 0.15	$ 0.10	50.0%		$ 0.39	$ 0.37	5.4%
Diluted net income per common share	0.15	0.10	50.0		0.39	0.37	5.4
Dividends paid per common share	0.02	-	100.0		0.02	-	100.0
Book value per common share at period end	11.55	10.99	5.1
Tangible book value per common share at period end (1)	10.51	9.94	5.7
Market value at period end	9.72	9.00	8.0
Market range:
High	9.72	9.03	7.6		9.94	10.49	(5.2)
Low	9.37	8.96	4.6		8.51	8.57	(0.7)

AVERAGE BALANCE SHEET DATA
Loans	$ 763,306	$ 705,637	8.2%		$ 735,474	$ 707,347	4.0%
Investment securities	230,222	221,537	3.9		238,684	187,126	27.6
Earning assets	1,044,230	1,015,767	2.8		1,024,744	984,397	4.1
Assets	1,111,361	1,093,103	1.7		1,094,962	1,062,266	3.1
Deposits	953,826	940,312	1.4		939,387	926,421	1.4
Stockholders' equity	144,897	138,615	4.5		143,360	120,180	19.3

CREDIT QUALITY DATA AT PERIOD END
Net charge-offs	$ 229	$ 1,245	(81.6)%		$ 1,197	$ 4,819	(75.2)%

Nonaccrual loans	$ 13,143	$ 12,718	3.3
Loans 90 days past due and still accruing	4	-	100.0
Other real estate owned	2,884	4,799	(39.9)
Total nonperforming assets	16,031	17,517	(8.5)
Accruing troubled debt restructurings (TDRs)	16,431	25,246	(34.9)
Total nonperforming assets and accruing TDRs	$ 32,462	$ 42,763	(24.1)

CAPITAL AND CREDIT QUALITY RATIOS
Period-end equity to assets	13.05%	12.65%	40	bp
Period-end tangible equity to tangible assets (1)	12.02	11.58	44

Annualized net charge-offs to average loans	0.12	0.70	(58)		0.22%	0.91%	(69)	bp

Allowance for credit losses as a percent of:
Period-end loans	1.04	1.22	(18)
Nonaccrual loans	61.61	67.67	(606)
Nonperforming assets	50.51	49.13	138
Accruing TDRs	49.28	34.09	1,519
Nonperforming assets and accruing TDRs	24.95	20.12	483

As a percent of total loans:
Nonaccrual loans	1.69	1.80	(11)
Accruing TDRs	2.11	3.58	(147)
Nonaccrual loans and accruing TDRs	3.80	5.38	(158)

As a percent of total loans+other real estate owned:
Nonperforming assets	2.06	2.47	(41)
Nonperforming assets and accruing TDRs	4.16	6.02	(186)

As a percent of total assets:
Nonaccrual loans	1.18	1.16	2
Nonperforming assets	1.43	1.60	(17)
Accruing TDRs	1.47	2.30	(83)
Nonperforming assets and accruing TDRs	2.90	3.90	(100)

(1) See the reconciliation table on page 12 of 12.

Shore Bancshares, Inc.				Page 6 of 12
Consolidated Balance Sheets
(In thousands, except per share data)

				September 30, 2015	September 30, 2015
	September 30,	December 31,	September 30,	compared to	compared to
	2015	2014	2014	December 31, 2014	September 30, 2014
ASSETS
Cash and due from banks	$ 17,401	$ 24,211	$ 26,879	(28.1)%	(35.3)%
Interest-bearing deposits with other banks	41,345	68,460	79,045	(39.6)	(47.7)
Federal funds sold	7,430	3,552	3,715	109.2	100.0
Investment securities available for sale (at fair value)	220,434	236,108	223,273	(6.6)	(1.3)
Investment securities held to maturity	4,192	4,630	4,732	(9.5)	(11.4)

Loans	777,062	710,746	705,042	9.3	10.2
Less: allowance for credit losses	(8,098)	(7,695)	(8,606)	5.2	(5.9)
Loans, net	768,964	703,051	696,436	9.4	10.4

Premises and equipment, net	16,958	16,275	15,229	4.2	11.4
Goodwill	11,931	11,931	11,931	-	-
Other intangible assets, net	1,231	1,331	1,364	(7.5)	(9.8)
Other real estate owned, net	2,884	3,691	4,799	(21.9)	(39.9)
Other assets	25,043	27,162	28,882	(7.8)	(13.3)

Total assets	$ 1,117,813	$ 1,100,402	$ 1,096,285	1.6	2.0

LIABILITIES
Noninterest-bearing deposits	$ 220,945	$ 193,814	$ 190,197	14.0	16.2
Interest-bearing deposits	738,489	755,190	750,455	(2.2)	(1.6)
Total deposits	959,434	949,004	940,652	1.1	2.0

Short-term borrowings	6,480	4,808	10,755	34.8	(39.7)
Accrued expenses and other liabilities	6,012	6,121	6,204	(1.8)	(3.1)
Total liabilities	971,926	959,933	957,611	1.2	1.5

STOCKHOLDERS' EQUITY
Common stock, par value $0.01; authorized
35,000,000 shares	126	126	126	-	-
Additional paid in capital	63,767	63,533	63,524	0.4	0.4
Retained earnings	81,187	76,494	75,269	6.1	7.9
Accumulated other comprehensive income (loss)	807	316	(245)	155.4	429.4
Total stockholders' equity	145,887	140,469	138,674	3.9	5.2

Total liabilities and stockholders' equity	$ 1,117,813	$ 1,100,402	$ 1,096,285	1.6	2.0

Period-end common shares outstanding	12,630	12,618	12,615	0.1	0.1
Book value per common share	$ 11.55	$ 11.13	$ 10.99	3.8	5.1

Shore Bancshares, Inc.					Page 7 of 12
Consolidated Statements of Operations
(In thousands, except per share data)

	For the Three Months Ended			For the Nine Months Ended
	September 30,			September 30,
	2015	2014	% Change	2015	2014	% Change
INTEREST INCOME
Interest and fees on loans	$ 8,912	$ 8,788	1.4%	$ 25,984	$ 26,475	(1.9)%
Interest and dividends on investment securities:
Taxable	892	850	4.9	2,748	2,040	34.7
Tax-exempt	2	3	(33.3)	8	9	(11.1)
Interest on federal funds sold	1	1	-	2	1	100.0
Interest on deposits with other banks	30	44	(31.8)	82	139	(41.0)
Total interest income	9,837	9,686	1.6	28,824	28,664	0.6

INTEREST EXPENSE
Interest on deposits	824	1,046	(21.2)	2,581	3,244	(20.4)
Interest on short-term borrowings	3	4	(25.0)	11	14	(21.4)
Total interest expense	827	1,050	(21.2)	2,592	3,258	(20.4)

NET INTEREST INCOME	9,010	8,636	4.3	26,232	25,406	3.3
Provision for credit losses	410	775	(47.1)	1,600	2,700	(40.7)

NET INTEREST INCOME AFTER PROVISION
FOR CREDIT LOSSES	8,600	7,861	9.4	24,632	22,706	8.5

NONINTEREST INCOME
Service charges on deposit accounts	769	618	24.4	2,061	1,778	15.9
Trust and investment fee income	360	496	(27.4)	1,279	1,382	(7.5)
Insurance agency commissions	2,107	2,176	(3.2)	6,514	7,789	(16.4)
Other noninterest income	669	704	(5.0)	1,924	2,361	(18.5)
Total noninterest income	3,905	3,994	(2.2)	11,778	13,310	(11.5)

NONINTEREST EXPENSE
Salaries and wages	4,468	4,689	(4.7)	13,174	13,295	(0.9)
Employee benefits	935	934	0.1	3,015	3,136	(3.9)
Occupancy expense	600	565	6.2	1,837	1,769	3.8
Furniture and equipment expense	223	225	(0.9)	711	741	(4.0)
Data processing	800	741	8.0	2,451	2,240	9.4
Directors' fees	117	131	(10.7)	356	375	(5.1)
Amortization of intangible assets	34	34	-	100	168	(40.5)
Insurance agency commissions expense	-	-	-	-	906	(100.0)
FDIC insurance premium expense	243	399	(39.1)	933	1,234	(24.4)
Write-downs of other real estate owned	7	290	(97.6)	88	466	(81.1)
Other noninterest expenses	1,969	1,811	8.7	5,735	5,521	3.9
Total noninterest expense	9,396	9,819	(4.3)	28,400	29,851	(4.9)

Income before income taxes	3,109	2,036	52.7	8,010	6,165	29.9
Income tax expense	1,200	774	55.0	3,065	2,340	31.0

NET INCOME	$ 1,909	$ 1,262	51.3	$ 4,945	$ 3,825	29.3

Weighted average shares outstanding - basic	12,630	12,615	0.1	12,627	10,381	21.6
Weighted average shares outstanding - diluted	12,640	12,625	0.1	12,637	10,393	21.6

Basic net income per common share	$ 0.15	$ 0.10	50.0	$ 0.39	$ 0.37	5.4
Diluted net income per common share	0.15	0.10	50.0	0.39	0.37	5.4
Dividends paid per common share	0.02	-	-	0.02	-	-

Shore Bancshares, Inc.						Page 8 of 12
Consolidated Average Balance Sheets
(Dollars in thousands)

	For the Three Months Ended				For the Nine Months Ended
	September 30,				September 30,
	2015		2014		2015		2014
	Average	Yield/	Average	Yield/	Average	Yield/	Average	Yield/
	balance	rate	balance	rate	balance	rate	balance	rate
Earning assets
Loans	$ 763,306	4.64%	$ 705,637	4.95%	$ 735,474	4.73%	$ 707,347	5.02%
Investment securities
Taxable	229,979	1.55	221,105	1.54	238,316	1.54	186,694	1.46
Tax-exempt	243	5.01	432	4.19	368	4.39	432	4.20
Federal funds sold	2,341	0.10	1,378	0.06	2,689	0.09	1,519	0.05
Interest-bearing deposits	48,361	0.25	87,215	0.20	47,897	0.23	88,405	0.21
Total earning assets	1,044,230	3.74%	1,015,767	3.79%	1,024,744	3.77%	984,397	3.90%
Cash and due from banks	17,434		24,445		19,128		22,516
Other assets	57,891		61,989		59,172		65,154
Allowance for credit losses	(8,194)		(9,098)		(8,082)		(9,801)
Total assets	$ 1,111,361		$ 1,093,103		$ 1,094,962		$ 1,062,266

Interest-bearing liabilities
Demand deposits	$ 184,471	0.13%	$ 183,094	0.14%	$ 177,633	0.13%	$ 176,000	0.14%
Money market and savings deposits	242,830	0.14	225,670	0.12	239,605	0.14	222,979	0.12
Certificates of deposit $100,000 or more	148,617	0.92	166,806	1.11	152,389	0.96	172,422	1.12
Other time deposits	163,224	0.82	179,533	0.98	166,338	0.86	183,259	1.03
Interest-bearing deposits	739,142	0.44	755,103	0.55	735,965	0.47	754,660	0.57
Short-term borrowings	6,501	0.24	7,946	0.21	6,235	0.25	8,636	0.22
Total interest-bearing liabilities	745,643	0.44%	763,049	0.55%	742,200	0.47%	763,296	0.57%
Noninterest-bearing deposits	214,684		185,209		203,422		171,761
Accrued expenses and other liabilities	6,137		6,230		5,980		7,029
Stockholders' equity	144,897		138,615		143,360		120,180
Total liabilities and stockholders' equity	$ 1,111,361		$ 1,093,103		$ 1,094,962		$ 1,062,266

Net interest spread		3.30%		3.24%		3.30%		3.33%
Net interest margin		3.43%		3.38%		3.43%		3.46%

Shore Bancshares, Inc.						Page 9 of 12
Financial Highlights By Quarter
(Dollars in thousands, except per share data)

	3rd quarter	2nd quarter	1st quarter	4th quarter	3rd quarter	3Q 15		3Q 15
	2015	2015	2015	2014	2014	compared to		compared to
	(3Q 15)	(2Q 15)	(1Q 15)	(4Q 14)	(3Q 14)	2Q 15		3Q 14
PROFITABILITY FOR THE PERIOD
Taxable-equivalent net interest income	$ 9,027	$ 8,701	$ 8,560	$ 8,659	$ 8,659	3.7%		4.2%
Less: Taxable-equivalent adjustment	17	18	21	23	23	(5.6)		(26.1)
Net interest income	9,010	8,683	8,539	8,636	8,636	3.8		4.3
Provision for credit losses	410	540	650	650	775	(24.1)		(47.1)
Noninterest income	3,905	3,788	4,085	3,471	3,994	3.1		(2.2)
Noninterest expense	9,396	9,300	9,704	9,510	9,819	1.0		(4.3)
Income before income taxes	3,109	2,631	2,270	1,947	2,036	18.2		52.7
Income tax expense	1,200	1,004	861	721	774	19.5		55.0
Net income	$ 1,909	$ 1,627	$ 1,409	$ 1,226	$ 1,262	17.3		51.3

Return on average assets	0.68%	0.60%	0.53%	0.44%	0.46%	8	bp	22	bp
Return on average equity	5.23	4.56	4.03	3.48	3.61	67		162
Return on average tangible equity (1)	5.81	5.08	4.50	3.91	4.06	73		175
Net interest margin	3.43	3.43	3.43	3.35	3.38	-		5
Efficiency ratio - GAAP	72.66	74.47	76.74	78.40	77.60	(181)		(494)
Efficiency ratio - Non-GAAP (1)	72.39	74.20	76.48	78.28	77.33	(181)		(494)

PER SHARE DATA
Basic net income per common share	$ 0.15	$ 0.13	$ 0.11	$ 0.10	$ 0.10	15.4%		50.0%
Diluted net income per common share	0.15	0.13	0.11	0.10	0.10	15.4		50.0
Dividends paid per common share	0.02	-	-	-	-	100.0		100.0
Book value per common share at period end	11.55	11.35	11.31	11.13	10.99	1.8		5.1
Tangible book value per common share at period end (1)	10.51	10.31	10.26	10.08	9.94	1.9		5.7
Market value at period end	9.72	9.43	9.18	9.34	9.00	3.1		8.0
Market range:
High	9.72	9.55	9.30	9.34	9.03	1.8		7.6
Low	9.37	9.43	9.03	9.34	8.96	(0.6)		4.6

AVERAGE BALANCE SHEET DATA
Loans	$ 763,306	$ 727,800	$ 714,780	$ 707,484	$ 705,637	4.9%		8.2%
Investment securities	230,222	241,684	244,300	232,803	221,537	(4.7)		3.9
Earning assets	1,044,230	1,016,172	1,013,490	1,026,061	1,015,767	2.8		2.8
Assets	1,111,361	1,085,857	1,087,401	1,103,355	1,093,103	2.3		1.7
Deposits	953,826	931,637	932,460	950,720	940,312	2.4		1.4
Stockholders' equity	144,897	143,266	141,884	139,676	138,615	1.1		4.5

CREDIT QUALITY DATA AT PERIOD END
Net charge-offs	$ 229	$ 421	$ 547	$ 1,561	$ 1,245	(45.6)%		(81.6)%

Nonaccrual loans	$ 13,143	$ 14,009	$ 12,913	$ 13,467	$ 12,718	(6.2)		3.3
Loans 90 days past due and still accruing	4	35	36	87	-	(88.6)		100.0
Other real estate owned	2,884	2,498	3,469	3,691	4,799	15.5		(39.9)
Total nonperforming assets	$ 16,031	$ 16,542	$ 16,418	$ 17,245	$ 17,517	(3.1)		(8.5)

Accruing troubled debt restructurings (TDRs)	$ 16,431	$ 18,353	$ 16,644	$ 16,674	$ 25,246	(10.5)		(34.9)

Total nonperforming assets and accruing TDRs	$ 32,462	$ 34,895	$ 33,062	$ 33,919	$ 42,763	(7.0)		(24.1)
	-	-	-	-	-	-		-

CAPITAL AND CREDIT QUALITY RATIOS
Period-end equity to assets	13.05%	13.22%	13.05%	12.77%	12.65%	(17)	bp	40	bp
Period-end tangible equity to tangible assets (1)	12.02	12.16	11.98	11.70	11.58	(14)		44

Annualized net charge-offs to average loans	0.12	0.23	0.31	0.88	0.70	(11)		(58)

Allowance for credit losses as a percent of:
Period-end loans	1.04	1.07	1.08	1.08	1.22	(3)		(18)
Nonaccrual loans	61.61	56.51	60.39	57.14	67.67	511		(606)
Nonperforming assets	50.51	47.86	47.50	44.62	49.13	266		138
Accruing TDRs	49.28	43.14	46.85	46.15	34.09	614		1,519
Nonperforming assets and accruing TDRs	24.95	22.69	23.59	22.69	20.12	226		483

As a percent of total loans:
Nonaccrual loans	1.69	1.89	1.79	1.89	1.80	(20)		(11)
Accruing TDRs	2.11	2.48	2.31	2.35	3.58	(37)		(147)
Nonaccrual loans and accruing TDRs	3.80	4.37	4.10	4.24	5.38	(57)		(158)

As a percent of total loans+other real estate owned:
Nonperforming assets	2.06	2.22	2.26	2.41	2.47	(16)		(41)
Nonperforming assets and accruing TDRs	4.16	4.69	4.56	4.75	6.02	(53)		(186)

As a percent of total assets:
Nonaccrual loans	1.18	1.29	1.18	1.22	1.16	(11)		2
Nonperforming assets	1.43	1.53	1.50	1.57	1.60	(10)		(17)
Accruing TDRs	1.47	1.69	1.52	1.52	2.30	(22)		(83)
Nonperforming assets and accruing TDRs	2.90	3.22	3.02	3.09	3.90	(32)		(100)

(1) See the reconciliation table on page 12 of 12.

Shore Bancshares, Inc.						Page 10 of 12
Consolidated Statements of Operations By Quarter
(In thousands, except per share data)

						3Q 15	3Q 15
						compared to	compared to
	3Q 15	2Q 15	1Q 15	4Q 14	3Q 14	2Q 15	3Q 14
INTEREST INCOME
Interest and fees on loans	$ 8,912	$ 8,581	$ 8,491	$ 8,665	$ 8,788	3.9%	1.4%
Interest and dividends on investment securities:
Taxable	892	932	924	917	850	(4.3)	4.9
Tax-exempt	2	3	3	3	3	(33.3)	(33.3)
Interest on federal funds sold	1	-	1	-	1	100.0	-
Interest on deposits with other banks	30	26	26	40	44	15.4	(31.8)
Total interest income	9,837	9,542	9,445	9,625	9,686	3.1	1.6

INTEREST EXPENSE
Interest on deposits	824	856	901	985	1,046	(3.7)	(21.2)
Interest on short-term borrowings	3	3	5	4	4	-	(25.0)
Total interest expense	827	859	906	989	1,050	(3.7)	(21.2)

NET INTEREST INCOME	9,010	8,683	8,539	8,636	8,636	3.8	4.3
Provision for credit losses	410	540	650	650	775	(24.1)	(47.1)

NET INTEREST INCOME AFTER PROVISION
FOR CREDIT LOSSES	8,600	8,143	7,889	7,986	7,861	5.6	9.4

NONINTEREST INCOME
Service charges on deposit accounts	769	658	634	629	618	16.9	24.4
Trust and investment fee income	360	450	469	478	496	(20.0)	(27.4)
Investment securities gains	-	-	-	23	-	-	-
Insurance agency commissions	2,107	1,932	2,475	1,736	2,176	9.1	(3.2)
Other noninterest income	669	748	507	605	704	(10.6)	(5.0)
Total noninterest income	3,905	3,788	4,085	3,471	3,994	3.1	(2.2)

NONINTEREST EXPENSE
Salaries and wages	4,468	4,393	4,313	4,305	4,689	1.7	(4.7)
Employee benefits	935	924	1,156	956	934	1.2	0.1
Occupancy expense	600	611	626	570	565	(1.8)	6.2
Furniture and equipment expense	223	233	255	234	225	(4.3)	(0.9)
Data processing	800	868	783	766	741	(7.8)	8.0
Directors' fees	117	116	123	99	131	0.9	(10.7)
Amortization of intangible assets	34	33	33	33	34	3.0	-
FDIC insurance premium expense	243	306	384	402	399	(20.6)	(39.1)
Write-downs of other real estate owned	7	54	27	192	290	(87.0)	(97.6)
Other noninterest expenses	1,969	1,762	2,004	1,953	1,811	11.7	8.7
Total noninterest expense	9,396	9,300	9,704	9,510	9,819	1.0	(4.3)

Income before income taxes	3,109	2,631	2,270	1,947	2,036	18.2	52.7
Income tax expense	1,200	1,004	861	721	774	19.5	55.0

NET INCOME	$ 1,909	$ 1,627	$ 1,409	$ 1,226	$ 1,262	17.3	51.3

Weighted average shares outstanding - basic	12,630	12,629	12,625	12,617	12,615	0.0	0.1
Weighted average shares outstanding - diluted	12,640	12,638	12,633	12,626	12,625	0.0	0.1

Basic net income per common share	$ 0.15	$ 0.13	$ 0.11	$ 0.10	$ 0.10	15.4	50.0
Diluted net income per common share	0.15	0.13	0.11	0.10	0.10	15.4	50.0
Dividends paid per common share	0.02	-	-	-	-	-	-

Shore Bancshares, Inc.											Page 11 of 12
Consolidated Average Balance Sheets By Quarter
(Dollars in thousands)

											Average balance
											3Q 15	3Q 15
											compared to	compared to
	3Q 15		2Q 15		1Q 15		4Q 14		3Q 14		2Q 15	3Q 14
	Average	Yield/	Average	Yield/	Average	Yield/	Average	Yield/	Average	Yield/
	balance	rate	balance	rate	balance	rate	balance	rate	balance	rate
Earning assets
Loans	$ 763,306	4.64%	$ 727,800	4.74%	$ 714,780	4.83%	$ 707,484	4.87%	$ 705,637	4.95%	4.9%	8.2%
Investment securities
Taxable	229,979	1.55	241,254	1.55	243,869	1.52	232,371	1.58	221,105	1.54	(4.7)	4.0
Tax-exempt	243	5.01	430	4.21	431	4.19	432	4.19	432	4.19	(43.5)	(43.8)
Federal funds sold	2,341	0.10	2,931	0.09	2,801	0.09	2,962	0.07	1,378	0.06	(20.1)	69.9
Interest-bearing deposits	48,361	0.25	43,757	0.24	51,609	0.20	82,812	0.19	87,215	0.20	10.5	(44.5)
Total earning assets	1,044,230	3.74%	1,016,172	3.77%	1,013,490	3.79%	1,026,061	3.73%	1,015,767	3.79%	2.8	2.8
Cash and due from banks	17,434		18,723		21,268		24,329		24,445		(6.9)	(28.7)
Other assets	57,891		59,045		60,611		61,370		61,989		(2.0)	(6.6)
Allowance for credit losses	(8,194)		(8,083)		(7,968)		(8,405)		(9,098)		1.4	(9.9)
Total assets	$ 1,111,361		$ 1,085,857		$ 1,087,401		$ 1,103,355		$ 1,093,103		2.3	1.7

Interest-bearing liabilities
Demand deposits	$ 184,471	0.13%	$ 171,274	0.12%	$ 177,071	0.13%	$ 183,251	0.13%	$ 183,094	0.14%	7.7	0.8
Money market and savings deposits	242,830	0.14	238,173	0.14	237,755	0.14	233,441	0.12	225,670	0.12	2.0	7.6
Certificates of deposit $100,000 or more	148,617	0.92	152,478	0.97	156,154	1.00	163,813	1.06	166,806	1.11	(2.5)	(10.9)
Other time deposits	163,224	0.82	166,277	0.85	169,584	0.90	173,695	0.95	179,533	0.98	(1.8)	(9.1)
Interest-bearing deposits	739,142	0.44	728,202	0.47	740,564	0.49	754,200	0.52	755,103	0.55	1.5	(2.1)
Short-term borrowings	6,501	0.24	4,872	0.23	7,340	0.27	6,356	0.23	7,946	0.21	33.4	(18.2)
Total interest-bearing liabilities	745,643	0.44%	733,074	0.47%	747,904	0.49%	760,556	0.52%	763,049	0.55%	1.7	(2.3)
Noninterest-bearing deposits	214,684		203,435		191,896		196,520		185,209		5.5	15.9
Accrued expenses and other liabilities	6,137		6,082		5,717		6,603		6,230		0.9	(1.5)
Stockholders' equity	144,897		143,266		141,884		139,676		138,615		1.1	4.5
Total liabilities and stockholders' equity	$ 1,111,361		$ 1,085,857		$ 1,087,401		$ 1,103,355		$ 1,093,103		2.3	1.7

Net interest spread		3.30%		3.30%		3.30%		3.21%		3.24%
Net interest margin		3.43%		3.43%		3.43%		3.35%		3.38%

Shore Bancshares, Inc.						Page 12 of 12
Reconciliation of Generally Accepted Accounting Principles (GAAP)
and Non-GAAP Measures
(In thousands, except per share data)

						YTD	YTD
	3Q 15	2Q 15	1Q 15	4Q 14	3Q 14	9/30/2015	9/30/2014

The following reconciles return on average equity and return on average tangible equity (Note 1):

Net income	$ 1,909	$ 1,627	$ 1,409	$ 1,226	$ 1,262	$ 4,945	$ 3,825
Net income - annualized (A)	$ 7,574	$ 6,526	$ 5,714	$ 4,864	$ 5,007	$ 6,611	$ 5,114

Net income, excluding net amortization of intangible assets	$ 1,930	$ 1,647	$ 1,429	$ 1,246	$ 1,283	$ 5,006	$ 3,927

Net income, excluding net amortization of intangible
assets - annualized (B)	$ 7,657	$ 6,606	$ 5,795	$ 4,943	$ 5,090	$ 6,693	$ 5,250

Average stockholders' equity (C)	$ 144,897	$ 143,266	$ 141,884	$ 139,676	$ 138,615	$ 143,360	$ 120,180
Less: Average goodwill and other intangible assets	(13,182)	(13,215)	(13,248)	(13,281)	(13,315)	(13,215)	(14,842)
Average tangible equity (D)	$ 131,715	$ 130,051	$ 128,636	$ 126,395	$ 125,300	$ 130,145	$ 105,338

Return on average equity (GAAP) (A)/(C)	5.23%	4.56%	4.03%	3.48%	3.61%	4.61%	4.26%
Return on average tangible equity (Non-GAAP) (B)/(D)	5.81%	5.08%	4.50%	3.91%	4.06%	5.14%	4.98%

The following reconciles GAAP efficiency ratio and non-GAAP
efficiency ratio (Note 2):

Noninterest expense (E)	$ 9,396	$ 9,300	$ 9,704	$ 9,510	$ 9,819	$ 28,400	$ 29,851
Less: Amortization of intangible assets	(34)	(33)	(33)	(33)	(34)	(100)	(168)
Adjusted noninterest expense (F)	$ 9,362	$ 9,267	$ 9,671	$ 9,477	$ 9,785	$ 28,300	$ 29,683

Taxable-equivalent net interest income (G)	$ 9,027	$ 8,701	$ 8,560	$ 8,659	$ 8,659	$ 26,289	$ 25,475
Taxable-equivalent net interest income excluding nonrecurring adjustment (H)	$ 9,027	$ 8,701	$ 8,560	$ 8,659	$ 8,659	$ 26,289	$ 25,475

Noninterest income (I)	$ 3,905	$ 3,788	$ 4,085	$ 3,471	$ 3,994	$ 11,778	$ 13,310
Less: Investment securities (gains)/losses	-	-	-	(23)	-	-	-
Other nonrecurring (gains)/losses	-	-	-	-	-	-	(114)
Adjusted noninterest income (J)	$ 3,905	$ 3,788	$ 4,085	$ 3,448	$ 3,994	$ 11,778	$ 13,196

Efficiency ratio (GAAP) (E)/(G)+(I)	72.66%	74.47%	76.74%	78.40%	77.60%	74.61%	76.97%
Efficiency ratio (Non-GAAP) (F)/(H)+(J)	72.39%	74.20%	76.48%	78.28%	77.33%	74.34%	76.76%

The following reconciles book value per common share and tangible book value per common share (Note 1):

Stockholders' equity (K)	$ 145,887	$ 143,402	$ 142,746	$ 140,469	$ 138,674
Less: Goodwill and other intangible assets	(13,162)	(13,195)	(13,228)	(13,262)	(13,295)
Tangible equity (L)	$ 132,725	$ 130,207	$ 129,518	$ 127,207	$ 125,379

Shares outstanding (M)	12,630	12,630	12,625	12,618	12,615

Book value per common share (GAAP) (K)/(M)	$ 11.55	$ 11.35	$ 11.31	$ 11.13	$ 10.99
Tangible book value per common share (Non-GAAP) (L)/(M)	$ 10.51	$ 10.31	$ 10.26	$ 10.08	$ 9.94

The following reconciles equity to assets and
tangible equity to tangible assets (Note 1):

Stockholders' equity (N)	$ 145,887	$ 143,402	$ 142,746	$ 140,469	$ 138,674
Less: Goodwill and other intangible assets	(13,162)	(13,195)	(13,228)	(13,262)	(13,295)
Tangible equity (O)	$ 132,725	$ 130,207	$ 129,518	$ 127,207	$ 125,379

Assets (P)	$ 1,117,813	$ 1,084,352	$ 1,094,128	$ 1,100,402	$ 1,096,285
Less: Goodwill and other intangible assets	(13,162)	(13,195)	(13,228)	(13,262)	(13,295)
Tangible assets (Q)	$ 1,104,651	$ 1,071,157	$ 1,080,900	$ 1,087,140	$ 1,082,990

Period-end equity/assets (GAAP) (N)/(P)	13.05%	13.22%	13.05%	12.77%	12.65%
Period-end tangible equity/tangible assets (Non-GAAP) (O)/(Q)	12.02%	12.16%	11.98%	11.70%	11.58%

Note 1: Management believes that reporting tangible equity and tangible assets more closely approximates the adequacy of capital for regulatory purposes.

Note 2: Management believes that reporting the non-GAAP efficiency ratio more closely measures its effectiveness of controlling cash-based operating activities.

CONTACT: George Rapp, Chief Financial Officer, 410-763-7800